Exhibit 99.2

           The New York Times Company Reports June Revenues

    NEW YORK--(BUSINESS WIRE)--July 25, 2007--The New York Times
Company announced today that in June 2007 advertising revenues from continuing operations decreased 5.5% and total Company revenues from continuing operations decreased 3.6% compared with June 2006.

    All comparisons are for June 2007 to June 2006 unless otherwise noted:

    News Media Group: Advertising revenue for the News Media Group decreased 6.5%.



    The New York Times Media Group - Advertising revenues for The New York Times Media Group decreased 3.0%. National advertising revenues increased as growth in studio entertainment, books, packaged goods, alcoholic beverage, advocacy, international fashion and transportation advertising offset weakness in the telecommunications, banking and financial services categories. Retail advertising revenues decreased due to softness in mass market, department store, home furnishing store, fine arts and fashion/jewelry advertising. Classified advertising revenues decreased because of weakness in real estate, automotive and help-wanted advertising.

    New England Media Group - Advertising revenues for the New England Media Group decreased 11.8%. National advertising revenues increased as strength in entertainment advertising, particularly for motion pictures, and pharmaceutical/packaged goods advertising offset weakness in the financial services, banking and travel categories. Retail advertising revenues decreased largely due to softness in apparel/footwear, electronics/appliances and computer/office supply advertising. Classified advertising revenues decreased because of weakness in real estate, help-wanted and automotive advertising.

    Regional Media Group - Advertising revenues for the Regional Media Group decreased 12.2%. Retail advertising revenues decreased mainly because of softness in home furnishing, banking and home improvement advertising. Classified advertising revenues decreased due to weakness in help-wanted, real estate and automotive advertising.


    The Internet ad revenues included in the News Media Group rose 22.0% in June due to growth in both display and classified advertising.

    Circulation revenues for the News Media Group decreased 0.7%, declining slightly at each of the three media groups.

    TimesSelect, the fee-based product on NYTimes.com that includes The Times's distinctive columnists and extensive access to its archives, currently has approximately 763,000 subscribers with about 60% receiving TimesSelect as a benefit of their home-delivery subscriptions, 29% receiving it from online-only subscriptions and 11% receiving it free as college students and educators.

    About Group - Advertising revenues at the About Group (which includes About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com) rose 23.9%. June's growth was due to increases in both display and cost-per-click advertising. In addition, advertising revenues reflect the acquisitions of ConsumerSearch.com in May 2007 and UCompareHealthCare.com in March 2007. Display advertising increased primarily because of strength in the Internet, pharmaceutical and financial services categories.

    In addition, for June 2007, The New York Times Company had the 11th largest presence on the Web, with 42.9 million unique visitors in the United States according to Nielsen//NetRatings, up approximately 14% from 37.7 million unique visitors in June 2006.

    The New York Times Company (NYSE: NYT), a leading media company with 2006 revenues of $3.3 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, WQXR-FM and more than 30 Web sites, including NYTimes.com, Boston.com and About.com. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

    This press release can be downloaded from www.nytco.com



                      THE NEW YORK TIMES COMPANY
                   2007 TOTAL COMPANY REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                           June                   Year to Date
                 -----------------------------------------------------
                                        %                            %
                     2007     2006 Change       2007       2006 Change
                 -------- -------- ------ ---------- ---------- ------
Advertising
 Revenues
  News Media
    National      $70,548  $68,356   +3.2   $449,146   $452,657   -0.8
    Retail         32,034   35,876  -10.7    216,989    232,578   -6.7
    Classified     40,748   49,137  -17.1    270,578    309,338  -12.5
    Other Ad
     Revenue        4,644    4,956   -6.3     31,814     31,819   +0.0
                 -------- -------- ------ ---------- ---------- ------
  Total News
   Media Group    147,973  158,324   -6.5    968,527  1,026,393   -5.6

  About Group (b)   7,199    5,809  +23.9     44,855     35,735  +25.5
                 -------- -------- ------ ---------- ---------- ------

Total Ad Revenues
 from Continuing
 Operations       155,173  164,134   -5.5  1,013,382  1,062,128   -4.6

Circulation
 Revenues          66,785   67,285   -0.7    441,118    439,986   +0.3
Other Revenues(c)  20,289   19,815   +2.4    120,463    116,719   +3.2
                 -------- -------- ------ ---------- ---------- ------

Total Company
 Revenues from
 Continuing
 Operations      $242,247 $251,233   -3.6 $1,574,963 $1,618,833   -2.7
                 ======== ======== ====== ========== ========== ======

Discontinued
 Operations:
 Broadcast Media
 Group (d)              0   11,798    N/A     46,702     71,066    N/A

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) Includes About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.
(c) Primarily includes revenues from wholesale delivery operations, news services/syndication, digital archives, TimesSelect, Baseline StudioSystems and commercial printing.
(d) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                   2007 TOTAL COMPANY REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                                                Second Quarter
                                         -----------------------------
                                                                     %
                                               2007     2006    Change
                                         ---------- -------- ---------
Advertising Revenues
  News Media
    National                               $224,244 $227,200      -1.3
    Retail                                  109,640  121,658      -9.9
    Classified                              134,471  155,331     -13.4
    Other Ad Revenue                         16,578   16,807      -1.4
                                         ---------- -------- ---------
  Total News Media Group                    484,933  520,996      -6.9

  About Group (b)                            23,534   18,447     +27.6
                                         ---------- -------- ---------

Total Ad Revenues from Continuing
 Operations                                 508,467  539,443      -5.7

Circulation Revenues                        218,664  219,705      -0.5
Other Revenues (c)                           61,812   60,488      +2.2
                                         ---------- -------- ---------

Total Company Revenues from Continuing
 Operations                                $788,943 $819,636      -3.7
                                         ========== ======== =========

Discontinued Operations: Broadcast Media
 Group (d)                                   13,798   39,112       N/A

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) Includes About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.
(c) Primarily includes revenues from wholesale delivery operations, news services/syndication, digital archives, TimesSelect, Baseline StudioSystems and commercial printing.
(d) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                    2007 ADVERTISING REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                           June                   Year to Date
                 -----------------------------------------------------
                                        %                            %
                     2007     2006 Change       2007       2006 Change
                 -------- -------- ------ ---------- ---------- ------
News Media Group
  New York Times
   Media Group    $93,016  $95,895   -3.0   $596,540   $623,856   -4.4
  New England
   Media Group     29,918   33,906  -11.8    197,576    210,145   -6.0
  Regional Media
   Group           25,040   28,524  -12.2    174,411    192,392   -9.3
                 -------- -------- ------ ---------- ---------- ------

Total News Media
 Group            147,973  158,324   -6.5    968,527  1,026,393   -5.6

About Group (b)     7,199    5,809  +23.9     44,855     35,735  +25.5
                 -------- -------- ------ ---------- ---------- ------

Total Ad Revenues
 from Continuing
 Operations      $155,173 $164,134   -5.5 $1,013,382 $1,062,128   -4.6
                 ======== ======== ====== ========== ========== ======

Discontinued
 Operations:
 Broadcast Media
 Group (c)              0   11,617    N/A     45,745     69,862    N/A


----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) Includes About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.
(c) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                    2007 ADVERTISING REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                                                   Second Quarter
                                              ------------------------
                                                                     %
                                                  2007     2006 Change
                                              -------- -------- ------
News Media Group
  New York Times Media Group                  $299,394 $316,045   -5.3
  New England Media Group                      100,334  108,608   -7.6
  Regional Media Group                          85,205   96,343  -11.6
                                              -------- -------- ------

Total News Media Group                         484,933  520,996   -6.9

About Group (b)                                 23,534   18,447  +27.6
                                              -------- -------- ======

Total Ad Revenues from Continuing Operations  $508,467 $539,443   -5.7
                                              ======== ======== ======

Discontinued Operations: Broadcast
Media Group (c)                                 13,516   38,542    N/A


----------------------------------------------------------------------

(a) Numbers may not add due to rounding.
(b) Includes About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.
(c) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                  2007 NEWS MEDIA AD REVENUE GROWTH
                        BY CLASSIFIED CATEGORY


----------------------------------------------------------------------
                    % Change          % Change           % Change
                    June '07           Q2 '07            YTD '07
                  vs. June '06       vs. Q2 '06        vs. YTD '06
                ------------------------------------------------------

Help Wanted                 -13.7             -10.6              -10.6
Real Estate                 -24.4             -20.9              -17.3
Automotive                  -18.1             -14.8              -17.0
Other                        +6.1             +11.6               +7.8
                ------------------------------------------------------
Total                       -17.1             -13.4              -12.5
----------------------------------------------------------------------




                      THE NEW YORK TIMES COMPANY
                  2007 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)

----------------------------------------------------------------------

                              June                 Year to Date
----------------------------------------------------------------------
                                          %                          %
                        2007    2006 Change      2007      2006 Change
                     ------- ------- ------ --------- --------- ------
National               167.6   173.7   -3.5   1,072.6   1,166.0   -8.0
Retail                 430.2   474.8   -9.4   2,888.6   3,097.2   -6.7
Classified             631.4   746.2  -15.4   4,331.8   4,859.9  -10.9
                     ------- ------- ------ --------- --------- ------
Total ROP            1,229.2 1,394.8  -11.9   8,293.0   9,123.0   -9.1
                     ------- ------- ------ --------- --------- ------
Part Run/ Zoned        146.0   184.1  -20.7     864.0   1,015.8  -14.9
                     ------- ------- ------ --------- --------- ------

Total                1,375.2 1,578.9  -12.9   9,157.0  10,138.8   -9.7
                     ======= ======= ====== ========= ========= ======

Preprints            205,205 216,185   -5.1 1,353,398 1,403,055   -3.5
----------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.




                      THE NEW YORK TIMES COMPANY
                  2007 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)

----------------------------------------------------------------------

                                        Second Quarter
----------------------------------------------------------------------
                                                                     %
                                  2007            2006          Change
                         -------------  -------------- ---------------
National                         525.4           584.3           -10.1
Retail                         1,441.4         1,590.1            -9.4
Classified                     2,185.1         2,483.4           -12.0
                         -------------  -------------- ---------------
Total ROP                      4,151.9         4,657.8           -10.9
                         -------------  -------------- ---------------
Part Run/ Zoned                  457.8           555.4           -17.6
                         -------------  -------------- ---------------

Total                          4,609.7         5,213.2           -11.6
                         =============  ============== ===============

Preprints                      663,855         716,905            -7.4
----------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

    CONTACT: The New York Times Company
             Catherine J. Mathis, 212-556-1981
             mathis@nytimes.com
             or
             Paula Schwartz, 212-556-5224
             schwap@nytimes.com